UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.    )

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AMAZON.COM, INC.

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

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See the reverse side of this notice to obtain proxy materials and voting instructions. D31169-P50085-Z79192 AMAZON.COM, INC. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 26, 2021. AMAZON.COM, INC. C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735 Meeting Information The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/AMZN2021 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). Meeting Type: Annual Meeting For holders as of: April 1, 2021 Date: May 26, 2021 Time: 9:00 a.m., Pacific Time Location: Meeting live via the Internet. Please visit www.virtualshareholdermeeting.com/AMZN2021. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.

D31170-P50085-Z79192 How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET : www.proxyvote.com 2) BY TELEPHONE : 1-800-579-1639 3) BY E-MAIL* : sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How To Vote Please Choose One of the Following Voting Methods SCAN TO VIEW MATERIALS & VOTE w Vote By Internet: Before The Meeting: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above . Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/AMZN2021. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 12, 2021 to facilitate timely delivery. 1. Notice and Proxy Statement 2. Annual Report

## Voting Items

**Company Proposals** — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2 and 3.

1. ELECTION OF DIRECTORS

**Nominees**

1a. Jeffrey P. Bezos

1b. Keith B. Alexander

1c. Jamie S. Gorelick

1d. Daniel P. Huttenlocher

1e. Judith A. McGrath

1f. Indra K. Nooyi

1g. Jonathan J. Rubinstein

1h. Thomas O. Ryder

1i. Patricia Q. Stonesifer

1j. Wendell P. Weeks

2. RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

3. ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

**Shareholder Proposals** — The Board of Directors recommends a vote AGAINST Proposals 4 through 14.

4. SHAREHOLDER PROPOSAL REQUESTING A REPORT ON CUSTOMER DUE DILIGENCE

5. SHAREHOLDER PROPOSAL REQUESTING A MANDATORY INDEPENDENT BOARD CHAIR POLICY

6. SHAREHOLDER PROPOSAL REQUESTING ADDITIONAL REPORTING ON GENDER/RACIAL PAY

7. SHAREHOLDER PROPOSAL REQUESTING A REPORT ON PROMOTION DATA

8. SHAREHOLDER PROPOSAL REQUESTING A REPORT ON PACKAGING MATERIALS

9. SHAREHOLDER PROPOSAL REQUESTING A DIVERSITY AND EQUITY AUDIT REPORT

10. SHAREHOLDER PROPOSAL REQUESTING AN ALTERNATIVE DIRECTOR CANDIDATE POLICY

11. SHAREHOLDER PROPOSAL REQUESTING A REPORT ON COMPETITION STRATEGY AND RISK

12. SHAREHOLDER PROPOSAL REQUESTING AN ADDITIONAL REDUCTION IN THRESHOLD FOR CALLING SPECIAL SHAREHOLDER MEETINGS

13. SHAREHOLDER PROPOSAL REQUESTING ADDITIONAL REPORTING ON LOBBYING

14. SHAREHOLDER PROPOSAL REQUESTING A REPORT ON CUSTOMER USE OF CERTAIN TECHNOLOGIES

**NOTE:** Such other business as may properly come before the meeting or any adjournment or postponement thereof.

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